                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock , $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan and the EOG Resources, Inc. Savings Plan (collectively, the "Plans"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plans to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has hereto set his hand this 4th day of June, 2001.



                                                 /s/ FRED C. ACKMAN
                                       -----------------------------------------
                                                   Fred C. Ackman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock , $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan and the EOG Resources, Inc. Savings Plan (collectively, the "Plans"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plans to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has hereto set his hand this 4th day of June, 2001.



                                                   /s/ GEORGE A. ALCORN
                                       -----------------------------------------
                                                    George A. Alcorn

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock , $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan and the EOG Resources, Inc. Savings Plan (collectively, the "Plans"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plans to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has hereto set his hand this 4th day of June, 2001.



                                               /s/ EDWARD RANDALL, III
                                       -----------------------------------------
                                                 Edward Randall, III

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock , $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan and the EOG Resources, Inc. Savings Plan (collectively, the "Plans"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plans to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has hereto set his hand this 4th day of June, 2001.



                                                 /s/ DONALD F. TEXTOR
                                       -----------------------------------------
                                                    Donald F. Textor

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock , $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan and the EOG Resources, Inc. Savings Plan (collectively, the "Plans"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plans to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has hereto set his hand this 4th day of June, 2001.



                                                  /s/ FRANK G. WISNER
                                       -----------------------------------------
                                                    Frank G. Wisner

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock , $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. Employee Stock Purchase Plan and the EOG Resources, Inc. Savings Plan (collectively, the "Plans"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plans to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned has hereto set his hand this 4th day of June, 2001.



                                               /s/ EDMUND P. SEGNER, III
                                       -----------------------------------------
                                                 Edmund P. Segner, III